EXHIBIT 23.3

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                                                                   EXHIBIT 23.3




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-22563 of Hallwood Energy Partners, L.P. on Form S-8 of our report dated February 28, 1997, appearing in this Annual Report on Form 10-K of Hallwood Energy Partners, L.P. for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP

Denver, Colorado
March 20, 1997

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